EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vision-Sciences, Inc. (the Company) for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the report), the undersigned, Howard I. Zauberman, Interim Chief Executive Officer of the Company, and Keith J. C. Darragh, VP, Finance, Principal Financial Officer, and Principal Accounting Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2013	/s/ Howard I. Zauberman

Howard I. Zauberman
Interim Chief Executive Officer

Dated: November 12, 2013	/s/ Keith J. C. Darragh

Keith J. C. Darragh
VP, Finance, Principal Financial Officer, and Principal Accounting Officer